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                        NUTMEG LIFE INSURANCE COMPANY

                              POWER OF ATTORNEY

                                 ------------

                               David A. Carlson
                             Michael B. Cefole
                               Glenn D. Lammey
                               Thomas M. Marra
                           Ernest M. McNeill, Jr.
                             Lizabeth H. Zlatkus
                           David M. Znamierowski

do hereby jointly and severally authorize Richard J. Wirth, Suzanne Hurel, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Nutmeg Life Insurance Company and do hereby jointly and severally ratify such signatures heretofore made by such persons.

    IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

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

By:     /s/ David A. Carlson                                Dated as of May 1, 2006
        --------------------------------------------------
        David A. Carlson

By:     /s/ Michael B. Cefole                               Dated as of May 1, 2006
        --------------------------------------------------
        Michael B. Cefole

By:     /s/ Glenn D. Lammey                                 Dated as of May 1, 2006
        --------------------------------------------------
        Glenn D. Lammey

By:     /s/ Thomas M. Marra                                 Dated as of May 1, 2006
        --------------------------------------------------
        Thomas M. Marra

By:     /s/ Ernest M. McNeill, Jr.                          Dated as of May 1, 2006
        --------------------------------------------------
        Ernest M. McNeill, Jr.

By:     /s/ Lizabeth H. Zlatkus                             Dated as of May 1, 2006
        --------------------------------------------------
        Lizabeth H. Zlatkus

By:     /s/ David M. Znamierowski                           Dated as of May 1, 2006
        --------------------------------------------------
        David M. Znamierowski



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                                  APPENDIX A

Nutmeg Life Insurance Company Power of Attorney
Dated as of May 1, 2006
Filed on Form N-4
File Numbers:

333-119424